AMENDMENT NO. 2 TO WARRANT SUBSCRIPTION AGREEMENT

This Amendment No. 2 (the “Amendment”) dated April 12, 2011 to that certain Warrant Subscription Agreement (as amended, the “Agreement”) dated the 28th day of January, 2011, as amended by Amendment No. 1 to the Warrant Subscription Agreement dated March 4, 2011, each by and between SCG Financial Acquisition Corp., a Delaware corporation (the “Company”), having its principal place of business at 615 N. Wabash Ave., Chicago, Illinois 60611 and SCG Financial Holdings LLC, an Illinois limited liability company (the “Sponsor”), having its principal place of business at 615 N. Wabash, Chicago, Illinois 60611. All capitalized terms not defined herein shall have the same meaning ascribed to them in the Agreement.

Pursuant to Section 12.3 of the Agreement, the Company and the Sponsor hereby agree to amend the Agreement, effective on the date hereof, as follows:

1.  Amendments to the Agreement.

(a)           Recitals.  The first recital is hereby amended as follows:

The reference to 4,666,667 Warrants is hereby replaced with 4,000,000 Warrants.

(b)           Section 1.1.  Section 1.1 is hereby amended as follows:

The reference to $3,500,000 Purchase Price is replaced with $3,000,000 Purchase Price.

2.  Mutual Drafting.  This Amendment is the joint product of the Company and the Sponsor and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

3.  No Other Amendments; Governing Law; Counterparts.  Except as specifically set forth in this Amendment, there are no other amendments to the Agreement and the Agreement shall remain unmodified and in full force and effect.  This Amendment shall be governed by and construed in accordance with the internal laws of the state of New York.  This Amendment may be executed in one or more counterparts.  In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature page follows]

This subscription is accepted by the Company as of the date first written above.

SCG FINANCIAL ACQUISITION CORP.

By:	/s/ Michelle Sibley
Name: Michelle Sibley
Title: Chief Financial Officer

Accepted and agreed this
12th day of April, 2011

SCG FINANCIAL HOLDINGS LLC

By:	/s/ Gregory H. Sachs
Name: Gregory H. Sachs
Title: Managing Member